SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
               Securities Exchange Act of 1934 (Amendment No.__ )


Filed by the  Registrant                     / X /
Filed by a Party other than the Registrant  /    /
Check the appropriate box:

/ X /    Preliminary Proxy Statement             /  /  Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
/   /    Definitive Proxy Statement
/   /    Definitive additional materials
/   /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      SCUDDER SPAIN AND PORTUGAL FUND, INC.
       (Name of Registrant as Specified in Its Articles of Incorporation)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ X /    No fee required.

/  /     Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/  /     Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/   /    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

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(4)  Date Filed:

                                                        DRAFT September 18, 1998



                      SCUDDER SPAIN AND PORTUGAL FUND, INC.

                                 IMPORTANT NEWS
                                                                 OCTOBER 2, 1998

FOR SCUDDER SPAIN AND PORTUGAL FUND, INC. STOCKHOLDERS

         While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some changes affecting your Fund which require a stockholder vote.

Q & A: QUESTIONS AND ANSWERS

Q:   WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T."). The resulting company, Zurich Financial Services, has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's stockholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. The Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR approval of the new investment management agreement.

Q:   WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T. transaction, the former stockholders of B.A.T. indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c.. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund stockholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical, definitional sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of stockholder approval within 150 days. Accordingly, we are seeking stockholder approval of the new investment management agreement with your Fund.

Q:   HOW WILL THE ZURICH-B.A.T. TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A: We do not expect the transaction to affect you as a Fund stockholder. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The new investment management agreement is identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements of the Fund, including service arrangements between your Fund and affiliates of Scudder Kemper, will not be affected. If stockholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its stockholders.

Q:   WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A:   No, the investment management fees paid by your Fund will remain the same.

Q:   WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: You are also being asked to vote on the election of two Directors of the Fund and to ratify the selection of the Fund's independent accountants for the fiscal year ended September 30, 1998.

Q:   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR all of the Proposals on the enclosed proxy card(s).

Q:   WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:   No, Zurich or its affiliates will bear these costs.

Q:   WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.


ABOUT THE PROXY CARD

         If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account, but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

SCUDDER SPAIN AND PORTUGAL FUND, INC.

345 Park Avenue
New York, New York 10154


October 2, 1998


Dear Stockholder:

         Zurich  Insurance  Company,   the  majority  owner  of  Scudder  Kemper
Investments, Inc., has combined its businesses with the financial services businesses of B.A.T. Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, the stockholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, are being asked to approve a new investment management agreement with Scudder Kemper.

         The  Zurich-B.A.T.   transaction  should  not  affect  you  as  a  Fund
stockholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase, and the investment objective of your Fund will remain the same.

         Stockholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. After careful review, the members of your Fund's Board have approved the new investment management agreement. The Board members of your Fund believe that each of the Proposals set forth in the Notice of Meeting for your Fund is important and recommend that you read the enclosed materials carefully and then vote FOR all Proposals. The stockholders present at the Meeting will hear a report on the Fund and there will be an opportunity to discuss matters of interest.

         Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid return envelope. If we do not receive your executed proxy card(s), you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

Nicholas Bratt                                    Daniel Pierce
President                                         Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

SCUDDER SPAIN AND PORTUGAL  FUND, INC.
Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder Spain and Portugal Fund, Inc.:

         Please take notice that the Annual Meeting of Stockholders of Scudder Spain and Portugal Fund, Inc. (the "Fund") for the Fund's 1998 fiscal year will be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on October 28, 1998, at 2:30 p.m., Eastern time, for the following purposes:

     (1) To approve or disapprove a new investment management, advisory and administration agreement between the Fund and its investment manager;

     (2) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified; and

     (3) To ratify or reject the action of the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 1998.

         The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

         Holders of record of shares of common stock of the Fund at the close of business on October 2, 1998 are entitled to vote at the Meeting and at any adjournments thereof.

         In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal and will vote against any such adjournment those proxies to be voted against a Proposal.

                                     By Order of the Board of Directors,

                                     Thomas F. McDonough, Secretary

October 2, 1998


--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations to ensure a quorum at the Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

SCUDDER SPAIN AND PORTUGAL FUND, INC.

345 Park Avenue, New York, New York  10154

PROXY STATEMENT

----------------------------------------------

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Scudder Spain and Portugal Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 28, 1998 at 2:30 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). (In the description below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.)

         This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about October 2, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail prior to the Meeting (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

         The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or disapprove a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to such Proposal. Any such adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

         Proposal  1  requires  the  affirmative  vote  of a  "majority  of  the outstanding voting securities" of the Fund. The term "majority of the outstanding vote securities" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"), and as used in this proxy statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

         Abstentions will have the effect of a "no" vote for Proposal 1. Broker non-votes will have the effect of a "no" vote for Proposal 1 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposal 1.

         Election of each of the nominees for Director pursuant to Proposal 2 requires the affirmative vote of a plurality of the votes cast at the Meeting. Ratification of the selection of independent accountants pursuant to Proposal 3 requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Abstention and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 2 and 3.

         Holders of record of the shares of the common stock of the Fund at the close of business on October 2, 1998 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding as of October 2, 1998 was ____________.

         The Board of Directors recommends that stockholders vote FOR each Proposal.

         The Fund provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, and a copy of any more recent semi-annual or quarterly report, without charge, by calling 1-800-349-4281 or writing the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154.



                           PROPOSAL 1: APPROVAL OF NEW
                         INVESTMENT MANAGEMENT AGREEMENT

Introduction

         Scudder Kemper acts as the investment adviser to and manager for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated September 7, 1998. The investment management agreement in effect between the Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T. Industries p.l.c. ("B.A.T.") (the "Zurich-B.A.T. Transaction" or the "Transaction") is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and Scudder Kemper was executed as of the consummation of the Zurich-B.A.T. Transaction and is referred to in this Proxy Statement as the "Current Investment Management Agreement." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

         On June 26, 1997, one of Scudder Kemper's predecessors, Scudder, Stevens & Clark, Inc. ("Scudder"), entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Fund's Board on August 6, 1997 and by stockholders on November 12, 1997.

         The Zurich-B.A.T. Transaction. On December 22, 1997, Zurich and B.A.T. entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T. had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T. announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle") to merge B.A.T.'s financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

         In  order  to  effect  this  combination,   Zurich  and  B.A.T.   first
reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich stockholders became Zurich Allied AG stockholders. At the same time, B.A.T. separated its financial services business from its tobacco-related businesses by spinning off to its stockholders a new British company, Allied Zurich p.l.c., which held B.A.T.'s financial services businesses.

         Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T. financial services businesses, to a jointly owned company, Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich stockholders initially became the owners (through Zurich Allied
AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T. stockholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

         Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

               Former B.A.T                            Former Zurich
               shareholders                            shareholders


               ALLIED ZURICH                           ZURICH ALLIED
             (UK listed holding                        (Swiss listed
                 company)                             holding company)


                         43%                           57%

                            Zurich Financial Services
                             (Swiss holding company)


          Allied Zurich            Farmers                 Zurich
            Holdings              Group, Inc.             Insurance

          Subsidiaries            Subsidiaries            Subsidiaries --
                                                          including 70%
                                                        interest in Scudder
                                                             Kemper
                                                           Investments

         Corporate Governance. At the closing of the Zurich-B.A.T. Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

         The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's current Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. As Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

         The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight are current members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three are current B.A.T. executives.

         The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom are current Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom are current B.A.T. directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

         Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

         The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. stockholders in the event of a takeover bid for either company.

         The B.A.T. financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T. had $79 billion in assets under management, including $18 billion in third party assets.

         Zurich has informed the Funds that the financial services businesses of B.A.T. do not include any of B.A.T.'s tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T.'s tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

         Consummation of the Zurich-B.A.T. Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, the Current Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board members of the Fund and is now being proposed for approval by stockholders of the Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting the Fund to obtain stockholder approval of its Current Investment Management Agreement within 150 days after the consummation of the Transaction (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, the Fund's investment management fees are being held in escrow until the earlier of stockholder approval of the Current Investment Management Agreement or the expiration of the 150 day period. A copy of the form of the Current Investment Management Agreement is attached hereto as Exhibit A. THE CURRENT INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Current Investment Management Agreement are described under "Description of the Investment Management Agreement" below.

Board of Directors Recommendation

         On July 23, 1998 the Board of the Fund, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) ("Non-interested Directors") of any such party, voted to approve the Current Investment Management Agreement and to recommend its approval to stockholders.

         For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

         If the stockholders do not approve the Current Investment Management Agreement, the Current Investment Management Agreement will terminate and the Board of Directors will take such action as they deem in the best interests of stockholders.

         The Board of the Fund recommends that stockholders vote FOR approval of the Current Investment Management Agreement.

Board of Directors Evaluation

         The Non-interested Directors have been aware of the proposed Zurich-B.A.T. Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of the Fund were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

         In the course of the annual review by the Non-interested Directors of the continuance of the Former Investment Management Agreement between the Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the stockholders of Zurich and B.A.T. and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T. expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-interested Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-interested Directors that the proposed Transaction would not have a material effect on the operations of the Fund or on its stockholders.

         During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Fund; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the increased complexity of the domestic and international securities markets; the investment record of Scudder Kemper in managing the Fund; Scudder Kemper's profitability with respect to the Fund and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Fund; improvements in the quality and scope of the shareholder services provided to the Fund's stockholders; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from an affiliate of Scudder Kemper serving fund accounting agent of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Fund; and various other factors.

         The  Board of the Fund  was  advised  that  Zurich  intends  to rely on
Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. Prior to the consummation of the Transaction, the Board was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors.

         In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-interested Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-interested Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Fund and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

Description of the Current Investment Management Agreement

         Except for the dates of execution and termination, the Current Investment Management Agreement is identical to the Former Investment Management Agreement. Under the Current Investment Management Agreement, subject to the supervision of the Board of Directors, Scudder Kemper provides the Fund with continuing investment management services. The Investment Manager manages the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective and policies. In so doing, the Investment Manager agrees to: make available to the Fund research and statistical data and provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested in cash; act in conformity with the Fund's Articles of Incorporation, By-Laws and with the instructions and directions of the Board of Directors of the Fund and conform and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; maintain all books and records required to be maintained under the 1940 Act provided such books and records are not maintained or furnished by the custodian or other agent of the Fund; render to the Board of Directors such periodic and special reports as the Board may reasonably request; and provide to the custodian to the Fund and the Fund on each business day information relating to all transactions concerning the Fund's assets.

         Further, the Investment Manager determines the securities to be purchased or sold by the Fund and places orders pursuant to its determinations with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, the Investment Manager agrees to give primary consideration to securing the most favorable price and efficient execution. Consistent with such policy, the Investment Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction. In addition, the Investment Manager is authorized to aggregate securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.

         Under the Current Investment Management Agreement the Investment Manager agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under such agreement and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Manager (with the exception of travel expenses of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent such expenses relate to attendance at meetings of the Board or any committees thereof), and to furnish at the Investment Manager's expense for the use of the Fund office space and facilities the Fund may reasonably require in New York City and to furnish clerical services in the United States related to research, statistical and investment work. The Investment Manager also agrees to render administrative services to the fund such as monitoring the valuation of portfolio securities and overseeing the determination of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors, overseeing the maintenance of the books and records of the Fund required under Rule 31a-1(b)(4) under the 1940 Act, providing assistance in certain accounting and tax matters and investor and public relations, preparing the Fund's federal, state and local income tax returns, preparing the financial information for the Fund's proxy statements and annual reports to stockholders, preparing the Fund's periodic financial reports to the Commission and other regulatory and self-regulatory organizations, preparing reports and notices to stockholders, and responding to, or referring to the Fund's officers or transfer agent, stockholder inquiries relating to the Fund.

         Under the Current Investment Management Agreement, the Fund is responsible for other expenses, including organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Investment Manager or of any one or more organizations retained by the Fund or by the Investment Manager as an advisor or consultant to the Fund); fees payable to the Investment Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund;
expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); and other expenses.

         In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a monthly fee which, on an annual basis, is equal to 1.20% of the Fund's average weekly net assets. This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in European securities and the additional time and expense required of the Investment Manager in pursuing such objective. During the fiscal year ended September 30, 1998, the Fund paid investment management fees of $________ . In addition, prior to the consummation of the Scudder-Zurich Transaction, the Fund had a separate administration agreement with Scudder pursuant to which it paid Scudder a monthly fee at an annual rate of 0.20% of the Fund's average net assets, based on the net asset value on the last business day of each week. This administration agreement was incorporated, in all material respects, into the Former Investment Management Agreement, and remains a part of the Current Investment Management Agreement. For the fiscal year ended September 30, 1998, the Fund paid administration fees to Scudder of $___________. As of September 30, 1998, the Fund had net assets of $_____________.

         Under the Current Investment Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in Spanish and Portuguese issuers, and to utilize in providing such services information furnished to the Investment
Manager by advisors and consultants to the Fund. The Current Investment Management Agreement also provides that purchase and sale opportunities suitable for more than one client of the Investment Manager will be allocated in an equitable manner.

         The Current Investment Management Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager on 60 days' written notice. The Current Investment Management Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act). The Current Investment Management Agreement also provides that it supersedes all prior investment management and administration agreements.

         The Current Investment Management Agreement provides that the Investment Manager is not liable for any error of judgment or any loss suffered by the Fund, in connection with matters to which the Current Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Current Investment Management Agreement.

         The Current Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, the Fund has the nonexclusive right to use the sublicense and Scudder name and mark as part of its name, and to use the Scudder Marks in the Fund's investment products and services. This license continues only as long as the Current Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, the Fund undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust

Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, the Fund must not use a name likely to be confused with those associated with the Scudder Marks.

         Further, the Current Investment Management Agreement provides that the Investment Manager will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

         The Current Investment Management Agreement, pending stockholder approval, will remain in effect through September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. Scudder Kemper or its predecessor has acted as the Investment Manager for the Fund since the Fund commenced operations on April, 1992.

Investment Manager

         Scudder Kemper, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of July 1998, Scudder Kemper has more than $230 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

         As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi * is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and

--------------------

*    Mythenquai 2, Zurich Switzerland.
#    345 Park Avenue, New York, New York

Director, Laurence Cheng* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of each of Rolf Huppi and Marcus Rohrbasser is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. The Executive Committee members are Messrs. Birdsong, Rohrbasser and Villani (Chairman).

         The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("KIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

         In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December 1997, Daniel Pierce, a Director of the Fund, sold 85.4% of his holdings in Scudder to Zurich for cash.

         Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

         The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15,
2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

         Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

         Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value and provides fund accounting services for the Fund for an annual asset based fee of 0.065% of weekly net assets on the first $50 million of net assets, 0.04% of weekly net assets for the next $850 million, and 0.020% of weekly net assets for amounts over $1 billion of net assets, plus transaction and holding fees. For the fiscal year ended September 30, 1998, the fees paid to SFAC by the Fund were $_________. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, acts as the shareholder servicing agent for the Fund at no fee. SFAC and SSC will continue to provide fund accounting and shareholding services to the Fund under the Current Investment Management Agreement.

         Exhibit B sets forth the fees and other information regarding certain other investment companies advised by Scudder Kemper.

Brokerage Commissions on Portfolio Transactions

         To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. When it can be done consistently with the policy of obtaining most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

Required Vote

         Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote FOR this Proposal 1.



                  PROPOSAL 2: ELECTION OF DIRECTORS OF THE FUND

         At the Meeting, two individuals are nominated for re-election to the Board of Directors of the Fund, to serve for a term of three years or until their successors are duly elected and qualified. For election of Directors at the Meeting, the Board of Directors has approved the nomination as Class III Directors Richard M. Hunt and Daniel Pierce, both current Directors of the Fund. Messrs. Hunt and Pierce have consented to being nominated for re-election and to serve if elected.

         The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.

Information Concerning Nominees

         Unless otherwise noted, each nominee has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                 Principal Occupation or
Name (Age)                                                    Employment and Directorships
----------                                                    ----------------------------

Daniel Pierce (64)*+                  Managing  Director of Scudder  Kemper  Investments, Inc.;  Director,
                                      Fiduciary  Trust  Company  (bank  and  trust  company)  and
                                      Fiduciary  Company  Incorporated  (bank and trust company).  Mr. Pierce first became a Director  of the Fund in 1991.  As of August 15,  1998,  Mr.  Pierce
                                      owned 7,414 shares of the Fund.  Mr.  Pierce serves on the boards of __ funds managed by Scudder Kemper with __ fund portfolios.

Richard M. Hunt (71)                  University Marshal and Senior Lecturer,  Harvard  University;  Vice Chairman,
                                      American  Council on  Germany;  Director,  Council  on the United  States and
                                      Italy;  Life  Trustee,   American  Field  Service;   and  Partner,   Elmhurst
                                      Investment Trust (family  investment  firm). Mr. Hunt first became a Director of the Fund in 1994.  As of August 15,  1998,  Mr. Hunt owned 3,500 shares of the Fund.  Mr.  Hunt  serves on the  boards of __ funds  managed  by  Scudder
                                      Kemper with __ fund portfolios.


Information Concerning Continuing Directors

         Pursuant to the organizational documents of the Fund, the Board is divided into three classes, each class having a term of three years. At the annual meeting of stockholders in each year, the term of one class of Board members expires. Accordingly, only those Board members in once class may be changed in any one year, and it would require two years to change a majority of the Board. This system of electing Board members may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Board members. Pursuant to the Fund's Articles of Incorporation, the number of

Board members shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. The term of the Class I, II and III Board members expires in the year 1999, 2000, and 1998, respectively. Those current Class I and Class II Directors are not nominees at the Meeting. Messrs. Martin and Perez Llorca are Class I Directors, and Mr. Nolen is a Class II Director.


Class II - Director serving until 2000 Annual Meeting of Stockholders:

Name (Age)                    Present Office with the Fund, if any;              Year First            Shares
----------                    Principal Occupation or Employment and             Became a              Beneficially
                              Directorships in Publicly Held                     Director              Owned as of
                              Companies                                          --------              August 15,
                              ---------                                                                1998
                                                                                                       ----
Wilson Nolen (71)+            Consultant;  Trustee,  Cultural  Institutions          1992               10,000
                              Retirement  Fund,  Inc.,  New York  Botanical
                              Garden,  Skowhegan  School  of  Painting  and
                              Sculpture;    Director,    Ecohealth,    Inc.
                              (biotechnology  company)  (until  1996);  and
                              Director,  Chattem,  Inc.  (drug and chemical
                              company)  (until  1993).  Mr. Nolen serves on
                              the  boards of __ funds  managed  by  Scudder
                              Kemper with __ fund portfolios.

Class I - Directors Serving until 1999 Annual Meeting of Stockholders:


Rogerio C. S. Martins (69)    Chairman   of  the  Board,   Atlas-Copco   de          1987                None
                              Portugal  (air  compressor  equipment);  Director,
                              Credit   Lyonnais   Portugal;   Adviser   to   the
                              Portuguese   Minister  of  Economy.   Until  1996,
                              Columnist,    Publico   (newspaper);    Professor,
                              Institute   Superior   de   Estudos   Financeirose
                              Fiscals; Director, Ramalho Rosa (construction) and
                              Lusotur Sociedade Financeira de Turismo (tourism).

                                      -21-

Jose Pedro Perez Llorca (57)  Attorney,  Garcia  Anoveros and Perez Llorca;          1992                None
                              President,        Atlantic        Association
                              (international relations  organization);  and
                              Director,   Foster   Wheeler  Spain  and  NCR
                              Spain; and Consultant, 3M Espana.

-----------------------

* Persons considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of Scudder Kemper. Mr. Pierce is deemed to be interested a person because of his affiliation with Scudder Kemper.

+ Messrs. Pierce and Nolen are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Executive Officers

     In addition to Mr. Pierce, a Director who is also an officer of the Fund, the following persons are Executive Officers of the Fund:

                        Name (Age)                                       Present Office with the Fund;
                        ----------                                    Principal Occupation or Employment(1)
                                                                      ----------------------------------

Nicholas Bratt (50)                                         President; Managing Director of Scudder Kemper.

Carol L. Franklin (45)                                      Vice President, Managing Director of Scudder Kemper.

Paul J. Elmlinger (39)                                      Vice   President  and  Assistant   Secretary;   Managing
                                                            Director of Scudder Kemper.

Joan R. Gregory (52)                                        Vice President; Vice President of Scudder Kemper.

Jerard K. Hartman (65)                                      Vice President; Managing Director of Scudder Kemper.

Thomas F. McDonough (51)                                    Vice  President,  Secretary and  Treasurer;  Senior Vice
                                                            President of Scudder Kemper.

Bruce H. Goldfarb (33)                                      Vice  President  and  Assistant  Secretary;  Senior Vice
                                                            President,  Scudder Kempe since 1997;  previously  practiced law with the law firm of Cravath, Swaine & Moore.



                                      -22-

Caroline Pearson (35)                                       Assistant  Secretary;  Senior Vice  President,  Scudder Kemper
                                                            since 1997; previously practiced law with the law firm of Dechert
                                                            Price & Rhoads.

John R. Hebble (39)                                         Assistant  Treasurer;  Senior  Vice  President,  Scudder
                                                            Kemper.

(1) Unless otherwise stated, all the Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

         The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $______, including expenses, during the fiscal year ended September 30, 1998. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and Scudder Kemper or an affiliate of Scudder Kemper, for which such Director receives a fee of $750). Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors of the Fund who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director of the Fund from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). In some cases, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                  for the fiscal year ended September 30, 1998

          (1)                  (2)                 (3)                  (4)                   (5)

    Name of Person,         Aggregate          Pension or         Estimated Annual   Total Compensation
       Position           Compensation     Retirement Benefits     Benefits Upon     From the Fund and
                          from the Fund    Accrued as part of        Retirement      Fund Complex Paid to
                                              Fund Expenses                          Director (calendar
                                                                                     year 1997)

Richard M. Hunt,             $______               N/A                  N/A          $______
Director                                                                             ([__] funds)

Jose Pedro Perez             $______               N/A                  N/A          $______
Llorca,                                                                              ([__] fund)
Director

Rogerio C.S. Martins,        $______               N/A                  N/A          $______
Director                                                                             ([__] fund)

Dr. Wilson Nolen,            $______               N/A                  N/A          $______
Director                                                                             ([__] funds)

* Aggregate compensation does not reflect amounts paid by Scudder Kemper to the Directors for meetings in connection with Zurich-B.A.T. Transaction. Such amounts totaled $______, $______, $______and $______ for Messrs. Hunt, Perez Llorca, Martins and Nolen respectively.

Committees of the Board - Board Meetings. The Board of Directors of the Fund met __ times during the fiscal year ended September 30, 1998. [Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members].

         The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

         Audit Committee. The Board has an Audit committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Non-interested Directors") as defined in the 1940 Act, which met on January 15, 1998. the Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountant, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

         Committee on Independent Directors. The Board has a Committee on Independent Directors consisting of the Non-interested Directors. The Committee is charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 18, 1998, to consider and nominate the nominees set forth above who, upon election to the Board, would be Non-interested Directors of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act, as applied to a fund, requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Commission and the New York Stock Exchange. Such persons are required by Commission regulations to furnish the Fund with copies of all such filings.

         Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, [the Fund believes that during the fiscal year ended September 30, 1998, its Reporting Persons complied with all applicable filing requirements.]

Required Vote

         Election of each of the nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting. The Directors of the Fund recommend that the stockholders vote FOR each of the nominees listed in this Proposal 2.



               PROPOSAL 3: RATIFICATION OF INDEPENDENT ACCOUNTANTS

         At a meeting held on April 14, 1998, the Board of Directors of the Fund, including a majority of the Non-interested Directors, recommended to stockholders the selection of PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending September 30, 1998. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

         The Fund's financial statements for the fiscal year ended September 30, 1997 were audited by Price Waterhouse LLP, the predecessor of
PricewaterhouseCoopers LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the Commission.

Required Vote

         Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors of the Fund recommend that stockholders vote FOR ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.



                             ADDITIONAL INFORMATION

General

         The  cost of  preparing,  printing  and  mailing  the  enclosed  proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until the Meeting.

Control Persons and Principal Holders of Securities

         According to filings made with the Securities and Exchange Commission, as of ________, 1998, __________ shares, representing _______________% of the outstanding shares of the Fund, were beneficially owned by ___________________________. A holder of 5% or more of the outstanding voting securities of the Fund is an affiliated person of that Fund for purposes of the 1940 Act.

         Except as noted above, to the best of the Fund's knowledge, as of __________, 1998, no other person owned beneficially more than 5% of the outstanding shares of the Fund.

         As of _________, 1998 the Fund's Directors and officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Proposals of Stockholders

         Stockholders wishing to submit proposals to be presented at the 1999 Annual Meeting of Stockholders of the Fund and included in the Fund's proxy materials should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, not later than February 15, 1999, which has been calculated to be a reasonable time before the Fund will begin to print and mail the proxy materials for the 1999 Annual Meeting of Stockholders. The timely submission of a proposal does not guarantee its inclusion.

         Stockholders wishing to present proposals at the 1999 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by the later of the close of business 60 days prior to the Meeting or fourteen days following the date such Meeting is first publicly announced or disclosed.

Other Matters to Come Before the Meeting

         The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,
Thomas F. McDonough
Secretary

                                                                       EXHIBIT A


                              INVESTMENT ADVISORY,
                     MANAGEMENT AND ADMINISTRATION AGREEMENT

                  AGREEMENT, dated and effective as of September 7, 1998 between SCUDDER SPAIN AND PORTUGAL FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").


                                   WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

         1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended, (the "1940 Act") to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors,officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as an advisor or consultant to the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

         2. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and "Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark" trademarks (together, the "Scudder Marks"), the Manager hereby grants the Fund a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Fund's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Manager (or any organization which shall have succeeded to the Manager's business as investment manager (the "Manager's Successor")), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Manager is a licensee of the Scudder Marks, provided, however, that the Manager agrees to use its best efforts to maintain its license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by the Manager or the Trademark Owner from time to time, provided that the Manager acknowledges that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with the Manager and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Manager (or the Manager's Successor) and the Fund, or the Manager no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager (or the Manager's Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between the Manager (or the Manager's Successor) and the Fund is terminated.

         3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

         The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

         4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

         5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

         6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Spanish or Portuguese issuers, or from utilizing (in providing such services) information furnished to the Manager by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

         Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

         8. This Agreement shall remain in effect for an initial period ending September 30, 1999, and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

         This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

         9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

         11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         12.  This   Agreement   supersedes  all  prior   investment   advisory,
management, and/or administration agreements in effect between the Fund and the Manager.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.


                                   SCUDDER SPAIN AND PORTUGAL FUND, INC.


                                   By:
                                      ------------------------------
                                         President


                                   SCUDDER KEMPER INVESTMENTS, INC.


                                   By:
                                      ------------------------------

                                                                       EXHIBIT B

                                    EXHIBIT B

                     INVESTMENT OBJECTIVES AND ADVISORY FEES
                       FOR CERTAIN OTHER FUNDS ADVISED BY
                        SCUDDER KEMPER INVESTMENTS, INC.

SCUDDER FUNDS

                 FUND                               OBJECTIVE                   FEE RATE                         ASSETS++
                 ----                               ---------                   --------                         --------
Global Growth

 Global Discovery Fund               Above-average capital appreciation         1.100% of net assets              $    349,121,954
                                     over the long term by investing
                                     primarily in the equity securities of
                                     small companies located throughout the
                                     world.

 Scudder Emerging Markets            Long term growth of capital primarily      1.25% of net assets+              $    219,624,481
 Growth Fund                         through equity investment in emerging
                                     markets around the globe.

 Scudder Global Fund                 Long term growth of capital through a      1.000% to $500 million            $  1,766,207,742
                                     diversified portfolio of marketable        0.950% next $500 million
                                     securities, primarily equity securities,   0.900% next $500 million
                                     including common stock, preferred stocks   0.850% over $1.5 billion
                                     and  debt securities convertible into
                                     common stocks.

+      Subject to waivers and/or expense limitations.
++     Assets are shown as of the Fund's most recent fiscal year end.

                                      B-1

                 FUND                               OBJECTIVE                   FEE RATE                         ASSETS++
                 ----                               ---------                   --------                         --------

     Scudder Gold Fund                   Maximum return (principal change and   1.000% of net assets              $    132,131,545
                                         income) consistent with investing in
                                         a portfolio of gold-related equity
                                         securities and gold.

     Scudder Greater Europe Growth Fund  Long term growth of capital through    1.00% to $1 billion               $    195,514,335
                                         investments primarily in the equity    0.90% thereafter*
                                         securities of European companies.

     Scudder International Fund          Long term growth of capital primarily  0.900% to $500 million            $  2,884,919,345
                                         from foreign equity securities.        0.850% next $500 million
                                                                                0.800% next $1 billion
                                                                                0.750% next $1 billion
                                                                                0.700% thereafter

     Scudder International Growth and    Long term growth of capital and        1.000% of net assets+             $     48,880,164
     Income Fund                         current income primarily from
                                         foreign equity securities.

     Scudder International Growth Fund   Long term capital appreciation         1.000% of net assets                        N/A**
                                         through investment primarily in
                                         the equity securities of foreign
                                         companies  with high growth potential.

     Scudder International Value Fund    Long term capital appreciation         1.000% of net assets                        N/A**
                                         through investment primarily in
                                         undervalued foreign equity securities.

     Scudder Latin America Fund          Long term capital appreciation         1.250% to $1 billion              $    882,555,049
                                         through investment primarily in the    1.150% thereafter
                                         securities of Latin American issuers.

+    Subject to waivers and/or expense limitations.
*    The addition of this breakpoint is effective September 30, 1998.
**   Commenced operations on 9/1/98.

                                      B-2

                 FUND                               OBJECTIVE                   FEE RATE                         ASSETS++
                 ----                               ---------                   --------                         --------


     Scudder Pacific Opportunities Fund  Long term growth of capital primarily  1.100% of net assets              $    147,276,692
                                         through investment in the equity
                                         securities of Pacific Basin
                                         companies, excluding Japan.

     The Japan Fund, Inc.                Long term capital appreciation         0.850% to $100 million            $    265,181,931
                                         through investment primarily in        0.750% next $200 million
                                         equity securities, (including          0.700% next $300 million
                                         American Depository Receipts of        0.650% thereafter
                                         Japanese companies).

Closed-End Funds

     The Argentina Fund, Inc.            Long term capital appreciation         Adviser:                          $    135,327,320
                                         through investment primarily in        1.100% of net assets
                                         equity securities of Argentine issuers.
                                                                                Sub-Adviser:
                                                                                Paid by Adviser.  0.100% of net
                                                                                assets

     The Brazil Fund, Inc.               Long term capital appreciation         1.200% to $150 million            $    429,429,751
                                         through investment primarily in        1.050% next $150 million
                                         equity securities of Brazilian         1.000% next $200 million 0.900%
                                         issuers.                               thereafter

                                                                                Administrator:  Receives an
                                                                                annual fee of $50,000

     The Korea Fund, Inc.                Long term capital appreciation         Adviser:  1.150% to $50 million   $  [661,690,073]
                                         through  investment primarily          1.100% next $50 million
                                         in equity securities of Korean         1.000% next $250 million
                                         companies.                             0.950% next $400 million
                                                                                0.900% thereafter

                                                                                Sub-Adviser - Daewoo:


                                      B-3

                 FUND                               OBJECTIVE                   FEE RATE                         ASSETS++
                 ----                               ---------                   --------                         --------

                                                                                Paid by Adviser.
                                                                                0.2875% to $50 million
                                                                                0.275% next $50 million
                                                                                0.250% next $250 million
                                                                                0.2375% next $400 million
                                                                                0.225% thereafter

     Montgomery Street Income            High level of current income           0.500% to $150 million            $    207,315,702
     Securities, Inc.                    consistent with  prudent investment    0.450% next $50 million
                                         risks through a diversified            0.400% thereafter
                                         portfolio primarily of debt securities.

     Scudder Global High Income Fund,    High level of current income and,      1.200% of net assets              $     80,721,844
     Inc. (formerly The Latin America    secondarily, capital appreciation
     Dollar Income Fund, Inc.)           through investment principally in
                                         dollar-denominated Latin American
                                         debt instruments.

     Scudder New Asia Fund, Inc.         Long term capital appreciation         1.250% to $75 million             $     98,866,168
                                         throughinvestment primarily in         1.150% next $125 million
                                         equity securities of  Asian companies. 1.100% thereafter

     Scudder New Europe Fund, Inc.       Long term capital appreciation         1.250% to $75 million             $    320,293,393
                                         through investment primarily in        1.150% next $125 million
                                         equity securities of companies         1.100% thereafter
                                         traded on smaller or emerging
                                         European markets and companies
                                         Inc. that are viewed as likely
                                         to benefit from changes and
                                         developments throughout Europe.

AARP FUNDS

     AARP International Growth and       Long term capital growth, consistent   0.350% to $2 billion              $     20,259,062
     Income Fund                         with a share price more stable than    0.330% next $2 billion
                                         other international mutual  funds,     0.300% next $2 billion

                                      B-4

                 FUND                               OBJECTIVE                   FEE RATE                         ASSETS++
                 ----                               ---------                   --------                         --------

                                         through  investment primarily in a     0.280% next $2 billion
                                         diversified portfolio of foreign       0.260% next $3 billion
                                         common stocks  with  above-average     0.250% next $3 billion
                                         dividend yields and  foreign           0.240% thereafter+
                                         securities convertible into common     Individual Fund Fee
                                         stocks.                                0.600% of net assets

+ Subject to waivers and/or expense limitations.



                                      B-5

                 TRUST/FUND                         OBJECTIVE                   FEE RATE                         ASSETS++
                 ----------                         ---------                   --------                         --------


KEMPER FUNDS

Kemper International                    Long-term growth of capital and         1.000% of net assets
Growth and Income                       current income, primarily from foreign
Portfolio                               equity securities.

Kemper International                    Total return, a combination of capital  0.750% of net assets              $   200,046,000
Portfolio                               growth and income, principally through
                                        an internationally diversified
                                        portfolio of equity securities.

Kemper Asian Growth Fund                Long-term capital growth by             0.850% to $250 million            $     6,398,000
                                        investing in a diversified portfolio    0.820% next $750 million
                                        of Asian equity securities.             0.800% next $1.5 billion
                                                                                0.780% next $2.5 billion
                                                                                0.750% next $2.5 billion
                                                                                0.740% next $2.5 billion
                                                                                0.730% next $2.5 billion
                                                                                0.720% thereafter*

Kemper Europe Fund                      Long-term capital growth by             0.750% to $250 million            $    23,910,000
                                        investing in a  diversified             0.720% next $750 million
                                        portfolio of European equity            0.700% next $1.5 billion
                                         securities.                            0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% thereafter



                                      B-6

                 TRUST/FUND                         OBJECTIVE                   FEE RATE                         ASSETS++
                 ----------                         ---------                   --------                         --------

KEMPER FUNDS

*    The addition of this breakpoint is effective 9/30/98.

Kemper International Fund               Total return, a combination of          0.750% to $250 million            $  588,069,000
                                        capital growth and income,              0.720% next $750 million
                                        principally through an                  0.700% next $1.5 billion
                                        internationally diversified             0.680% next $2.5 billion
                                        portfolio of equity securities.         0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% thereafter

The Growth Fund of Spain, Inc.          Long-term capital appreciationg         1.000% of net assets
                                        by investin primarily in equity
                                        securities of Spanish companies.

Kemper Global/International Series,
     Inc.

*Commenced operations on 9/1/98



                                      B-7

                 TRUST/FUND                         OBJECTIVE                   FEE RATE                         ASSETS++
                 ----------                         ---------                   --------                         --------
KEMPER FUNDS

     Kemper Emerging Markets Growth     Long-term growth of capital             1.250% of net assets
     Fund                               primarily through equity investment
                                        in emerging markets around
                                        the globe.

     Kemper Global Blue Chip Fund       Long-term growth of capital through     1.000% to $250 million
                                        a diversified worldwide portfolio       0.950% next $750 million
                                        of marketable securities, primarily     0.900% thereafter
                                        equity securities.

     Kemper International Growth and    Long-term growth of capital and         1.000% of net assets
     Income Fund                        income,  primarily from foreign
                                        equity securities.

     Kemper Latin America Fund          Long-term capital appreciation through  1.250% to $250 million investment primarily in the securities  1.200% next $750 million
                                        of Latin American issuers.              1.150% thereafter

     Kemper Global Discovery Fund       Above-average capital  appreciation
                                        over the long term by  investing
                                        primarily in the equity securities
                                        of small companies located throughout
                                        the world.


PROXY                 SCUDDER SPAIN AND PORTUGAL FUND, INC.                PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders - October 28, 1998


       The undersigned hereby appoints Daniel Pierce, Nicholas Bratt, Paul Elmlinger and Wilson Nolen and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Spain and Portugal Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 28, 1998 at 2:30 p.m., eastern time, and at any adjournments thereof. Each item below is a Proposal of the Fund

       Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

       The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper, recommend that you vote FOR each item.



1.       To approve the current Investment Management,
         Advisory and Administration Agreement
         between the Fund and Scudder Kemper
         Investments, Inc.;                                             FOR /   /    AGAINST /   /    ABSTAIN /   /


2.       Election of Directors;

             /   / FOR all nominees listed below (except as   /   / WITHHOLD AUTHORITY to vote
                   marked to the contrary)                          for all nominees listed below

         Nominees: Richard M. Hunt and Daniel Pierce

         (Instruction: To withhold authority to vote for any individual nominee, write the name of that nominee below.)


         ---------------------------------------


3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 1998.

FOR /   /                                       AGAINST /   /                                   ABSTAIN /   /


         The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                      --------------------------------------
                               (Signature of Stockholder)

                      --------------------------------------
                               (Signature of joint owner, if any)


                       Dated ___________________, 1998

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.